________________________________________________________________________________


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Fund") covering the nine months ended September 30, 2000.

THE ECONOMY

Gross domestic product (GDP) growth appeared to slow significantly during the third quarter, following robust growth during the first half of the year. Surging energy prices, slower personal income growth, a build-up of excess inventories at the retail level, and the lagged effect of the six Fed interest rate hikes all contributed to the slowdown. We estimate that GDP expanded at only a 2.5% annual rate during the quarter, less than half the 5.6% growth of the second quarter and well below the 4.5% growth rate of the past five-year period. Excluding energy, we estimate that the "core" rate of inflation averaged approximately 2.5% during the quarter.

MARKET REVIEW

Domestic bonds again outperformed domestic equities during the quarter, as fixed income markets benefited from widespread signs of economic slowdown, moderating inflation, a strong U.S. dollar, and evidence that investors are becoming more risk averse. The Lehman Brothers Aggregate Bond Index gained 3.01% in the period, while the S&P 500 Index fell by 0.97% and the NASDAQ Composite Index declined by 7.39%. For the full nine-month period, the Lehman Brothers Aggregate Bond Index at 7.12 % was comfortably ahead of the 1.39 % loss for the S&P 500 Index.

STRATEGY

Our decision to underweight the U.S. Government Agency sector during the third quarter had a negative impact on portfolio performance, as Agencies were one of the leading performers in the Lehman Aggregate Index. Valuations have been driven by politics, as congressional hearings were held regarding regulations affecting Government-sponsored Agencies.

We continue to be overweight in our corporate bond allocation, but we took advantage of some pricing opportunities and reduced our exposure in order to reallocate some proceeds to mortgage-backed securities (MBS). Our small High Yield weighting is a conservative, defensive weight.

We trimmed our emerging market debt exposure during the late part of the third quarter, as the emerging markets approached tight year-to-date spread levels. Going forward, we will be opportunistically looking to pick-up assets in those emerging market countries we feel have stronger economic fundamentals and upgrade potential such as Brazil, Mexico, and Russia.

                                                          (continued on panel 4)

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.

FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------

                                                     2000             1999
                                                     ----             ----
Net investment income                              $4,196            $4,228
Net realized and unrealized gain (loss)               214            (5,441)
Per share:
    Net investment income                           $0.88             $0.88
    Dividends from net investment income            $0.84             $0.84
    Net asset value at end of period               $17.87            $18.15


--------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
--------------------------------------------------------------------------------
 2000               1999               1998               1997             1996
 ----               ----               ----               ----             ----
 $0.88              $0.88              $0.90             $0.93             $0.96


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
                                                                --------------

ASSETS:
Investments at market value
    (Cost - $84,670)                                              $ 84,385
Cash                                                                     5
Receivable for investments sold                                      4,000
Interest receivable                                                  1,286
Investment for Directors' deferred compensation plan                   177
                                                               ------------
    Total assets                                                    89,853
                                                               ------------

LIABILITIES:
Payable for investments purchased                                    3,946
Deferred Directors' fees payable                                       177
Accrued advisory fees payable                                           39
Other accrued expenses (including $3 due to affiliate)                  74
                                                               ------------
    Total liabilities                                                4,237
                                                               ------------
NET ASSETS                                                        $ 85,616
                                                               ============

NET ASSET VALUE PER SHARE
Applicable to 4,792 shares of $0.10 par value capital stock
    outstanding (12,000 shares authorized)                        $  17.87
                                                               ============

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Nine Months Ended September 30, 2000
(Unaudited)
--------------------------------------------------------------------------------

                                                                  (IN THOUSANDS)
                                                                  --------------
INVESTMENT INCOME:
    Interest                                                                  $4,791
EXPENSES:
    Investment advisory fees                                $337
    Custodian fees                                            60
    Transfer agent                                            43
    Shareholder reports                                       38
    Administrative services                                   34
    Auditing and legal fees                                   29
    Directors' fees                                           20
    State taxes                                               18
    Other                                                     16                 595
                                                     ------------   -----------------
NET INVESTMENT INCOME                                                          4,196
NET REALIZED GAIN/LOSS:
    Investments                                                               (2,096)
    Futures                                                                       54
    Currency transactions                                                         54
UNREALIZED APPRECIATION/DEPRECIATION:
    Investments                                                                2,264
    Futures                                                                      (56)
    Currency transactions                                                         (6)
                                                                    -----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                     4,410
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
    INVESTMENT INCOME                                                         (4,024)
                                                                    -----------------
NET INCREASE IN NET ASSETS                                                       386
NET ASSETS:
    Beginning of period                                                       85,230
                                                                    -----------------
    End of period (includes undistributed net investment
          income of $282)                                                    $85,616
                                                                    =================


________________________________________________________________________________


PERFORMANCE

The Fund returned 2.85% for the third quarter of 2000 (based on its underlying net asset value) and 5.82% for the year-to-date. The Fund's share price returned 3.98% for the quarter and 13.64% for the year-to-date.

OUTLOOK

It is unlikely that the economy will return to the 5% growth pace of the previous two-year period during the remainder of this economic expansion. The rate of inflation appears to have stabilized at the 2 to 2.5 % level, and is unlikely to move significantly higher without a resurgence in consumer spending. Should the economy weaken unexpectedly, Government monetary and fiscal policies are poised to move to a more stimulative phase.

Because of the growing dependence of economic activity on corporate earnings and cash flow, the outlook for corporate profits is the single biggest risk to our continued moderate and sustained economic expansion scenario.

As a broad generalization, U.S. economic fundamental conditions remain more supportive of bonds relative to equities. Within fixed income markets, high-grade non-government debt is likely to outperform the Treasury sector, primarily a function of valuation. Both high-grade corporates and mortgage-backed securities are priced at spreads that are well above normal levels. They also provide investors with attractive inflation-adjusted current income returns and opportunity for solid, longer-term capital gains.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.

CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut, 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1.800.426.5523.

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CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101


                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                            THIRD QUARTER REPORT
       PAID                                                   SEPTEMBER 30, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
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